SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:


     [  ]  Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1)   Amount Previously Paid:__________________________________________
     2)   Form, Schedule or Registration Statement No.:____________________
     3)   Filing Party:____________________________________________________
     4)   Date Filed:______________________________________________________

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                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                    The  undersigned  hereby appoints Mark E. Leininger and Marc
          E. Jaffe, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC., a Delaware corporation (the "Company"), at the Annual Meeting of Stockholders scheduled to be held on May 26, 1998, and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1. Election of the following nominees as directors in Class II, as set forth in the Proxy Statement:

                       Norman W. Alexander      Neil M. Kaufman

   [  ]  FOR all nominees listed above    [  ]  WITHHOLD  authority  to vote for
                                                all nominees
          (Instruction:  To  withhold  authority  to  vote  for  any  individual nominee, print the nominee's name on the line provided below)
   ____________________________________________________________________________

2. Proposal to grant the Board of Directors of the Company authority to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Common Stock, in the proportion determined by the Board of Directors, in the following alternative ratios:

     You may vote for, vote against or abstain from voting on any one or more of the following. The Board will select one and only one of the approved ratios.

                  A.   To authorize a one-for-two (1:2) reverse stock split:
                  __FOR            __AGAINST                  __ABSTAIN

                  B.   To authorize a one-for-three (1:3) reverse stock split:
                  __FOR            __AGAINST                  __ABSTAIN

                  C.   To authorize a one-for-five (1:5) reverse stock split:
                  __FOR            __AGAINST                  __ABSTAIN

3. Upon such other business as may properly come before the meeting or any adjournment thereof.

                   [Reverse side of proxy card]


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR EACH OF THE ABOVE LISTED DIRECTOR-NOMINEES AND EACH OF THE ALTERNATIVES OF PROPOSAL NO. 2, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED APRIL 27, 1998, IS HEREBY ACKNOWLEDGED.


Dated:  _____________, 1998
                                              ____________________________[L.S.]


                                              ____________________________[L.S.]
                  (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE